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                                                                    EXHIBIT 99.1

                                         January 18, 2001



Securities and Exchange Commission
450 5/th/ Street N.W.
Washington, D.C. 20549

Gentlemen:

          We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on January 15, 2001, to be filed by our former client, Crown Andersen Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

                                         Very truly yours,

                                         /s/ BDO Seidman, LLP
                                         ---------------------------------
                                         BDO Seidman, LLP